Exhibit 10(m)

FIFTH AMENDMENT TO STOCK PLEDGE AGREEMENT
This Fifth Amendment to Stock Pledge Agreement (this “Amendment”) is entered into as of December 1, 2016, among Tenet Healthcare Corporation, a Nevada corporation (the “Company”), each of the other entities listed on the signature pages hereof as Pledgors, and The Bank of New York Mellon Trust Company, N.A., as collateral trustee for the Secured Parties (in such capacity, the “Collateral Trustee”).
RECITALS
WHEREAS, reference is made to that certain Stock Pledge Agreement, dated as of March 3, 2009, by the Company and the other Pledgors in favor of the Collateral Trustee, as amended by that certain First Amendment to Stock Pledge Agreement, dated as of May 8, 2009, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Second Amendment to Stock Pledge Agreement, dated as of June 15, 2009, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement, dated as of May 15, 2013 and executed by the pledgors party thereto, as amended by that certain Pledge Amendment to the Stock Pledge Agreement, dated as of May 15, 2013, between the Company and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement, dated as of October 1, 2013 and executed by the pledgors party thereto, as amended by that certain Pledge Amendment to the Stock Pledge Agreement, dated as of October 1, 2013, by the Company and the Collateral Trustee, as amended by that certain Third Amendment to Stock Pledge Agreement, dated as of March 7, 2014, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Fourth Amendment to Stock Pledge Agreement, dated as of March 23, 2015, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement, dated as of March 23, 2015 and executed by the pledgors party thereto, as amended by that certain Pledge Amendment to the Stock Pledge Agreement, dated as of March 23, 2015, by the Company and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement, dated as of October 2, 2015 and executed by the pledgors party thereto, and as amended by that certain Pledge Amendment to the Stock Pledge Agreement, dated as of October 5, 2015, between the Company and the Collateral Trustee (as so amended, the “Stock Pledge Agreement”);
WHEREAS, pursuant to that certain Indenture, dated as of November 6, 2001 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York, as trustee (the “Trustee”), as supplemented by the Twenty-Eighth Supplemental Indenture thereto, dated as of December 1, 2016 (and, as supplemented by the Nineteenth Supplemental Indenture, dated as of May 15, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Second Supplemental Indenture, dated as of October 1, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Fifth Supplemental Indenture thereto, dated as of March 23, 2015, among the Company, the Trustee and the guarantors party thereto, and the Twenty-Seventh Supplemental Indenture thereto, dated as of October 2, 2015, among the Company, the Trustee and the guarantors party thereto, the “Twenty-Eighth Supplemental Indenture”), the Company

has issued $750,000,000 principal amount of its senior secured second lien notes due 2022 (the “Second Lien 2022 Notes”; the Second Lien 2022 Notes, collectively with any other Securities (as such term is defined in the Base Indenture or the 2013 Base Indenture) of the Company issued and authenticated under the Junior Priority Indentures (as defined below) that are designated by the Company as, and are entitled the benefits of, being Junior Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof, the “Junior Lien Secured Notes”);
WHEREAS, the Secured Obligations in respect of which a security interest in the Collateral was created by the Stock Pledge Agreement include the obligations in respect of the:
(a)Fourteenth Supplemental Indenture to the Base Indenture, dated as of November 21, 2011, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 6.250% Senior Secured Notes due 2018 (the “2018 Notes” and, as supplemented by the Nineteenth Supplemental Indenture, dated as of May 15, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Second Supplemental Indenture, dated as of October 1, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Fifth Supplemental Indenture thereto, dated as of March 23, 2015, among the Company, the Trustee and the guarantors party thereto, and the Twenty-Seventh Supplemental Indenture thereto, dated as of October 2, 2015, among the Company, the Trustee and the guarantors party thereto, the “Fourteenth Supplemental Indenture”);
(b)    Fifteenth Supplemental Indenture to the Base Indenture, dated as of October 16, 2012, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.750% Senior Secured Notes due 2020 (the “4.75% 2020 Notes” and, as supplemented by the Nineteenth Supplemental Indenture, dated as of May 15, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Second Supplemental Indenture, dated as of October 1, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Fifth Supplemental Indenture thereto, dated as of March 23, 2015, among the Company, the Trustee and the guarantors party thereto, and the Twenty-Seventh Supplemental Indenture thereto, dated as of October 2, 2015, among the Company, the Trustee and the guarantors party thereto, the “Fifteenth Supplemental Indenture”);
(c)    Seventeenth Supplemental Indenture to the Base Indenture, dated as of February 5, 2013, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.500% Senior Secured Notes due 2021 (the “4.5% 2021 Notes” and, as supplemented by the Nineteenth Supplemental Indenture, dated as of May 15, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Second Supplemental Indenture, dated as of October 1, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Fifth Supplemental Indenture thereto, dated as of March 23, 2015, among the Company, the Trustee and the guarantors party thereto, and the Twenty-Seventh Supplemental Indenture thereto, dated as of October 2, 2015, among the Company, the Trustee and the guarantors party thereto, the “Seventeenth Supplemental Indenture”);
(d)    Twentieth Supplemental Indenture to the Base Indenture, dated as of May 30, 2013, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.375% Senior Secured Notes due 2021 (the “4.375% 2021 Notes” and, as supplemented by the Nineteenth Supplemental Indenture, dated as of May 15, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Second Supplemental Indenture, dated as of October 1, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Fifth Supplemental Indenture thereto, dated as of March 23, 2015, among the Company, the Trustee and the guarantors party thereto, and the Twenty-Seventh Supplemental Indenture thereto, dated as of October 2, 2015, among the Company, the Trustee and the guarantors party thereto, the “Twentieth Supplemental Indenture”);
(e)    Twenty-Sixth Supplemental Indenture to the Base Indenture, dated as of June 16, 2015, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s Floating Rate Senior Secured Notes Due 2020 (the “Floating Rate 2020 Notes” and, as supplemented by the Nineteenth Supplemental Indenture, dated as of May 15, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Second Supplemental Indenture, dated as of October 1, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Fifth Supplemental Indenture thereto, dated as of March 23, 2015, among the Company, the Trustee and the guarantors party thereto, and the Twenty-Seventh Supplemental Indenture thereto, dated as of October 2, 2015, among the Company, the Trustee and the guarantors party thereto, the “Twenty-Sixth Supplemental Indenture”);
(f)    Indenture dated as of September 27, 2013 (the “2013 Base Indenture”), between THC Escrow Corporation and the Trustee (as supplemented by the First Supplemental Indenture thereto, dated as of October 1, 2013, among the Company, the Trustee and the guarantors party thereto, the Second Supplemental Indenture thereto, dated as of March 23, 2015, among the Company, the Trustee and the guarantors party thereto, and the Third Supplemental Indenture thereto, dated as of October 2, 2015, among the Company, the Trustee and the guarantors party thereto, the “2013 Indenture”)), pursuant to which the 6.00% Senior Secured Notes due 2020 were issued (the “6.000% 2020 Notes”; the 6.000% 2020 Notes, collectively with the 4.375% 2021 Notes, the 4.5% 2021 Notes, the 4.75% 2020 Notes, the Floating Rate 2020 Notes, the 2018 Notes, and any other Securities (as such term is defined in the Base Indenture or the 2013 Base Indenture) of the Company issued and authenticated under the Indentures or the 2013 Indenture that are designated as, and are entitled to the benefits of, being First Priority Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof, are referred to herein as the “First Lien Secured Notes”; the First Lien Secured Notes, together with the Junior Lien Secured Notes, are referred to herein as the “Secured Notes”);
(g)    the Guarantees in respect of the Secured Notes; and
(h)    the obligations under that certain Letter of Credit Facility Agreement, dated as of March 7, 2014 (as amended or otherwise modified, the “LC Facility Agreement”), among the Company, certain financial institutions party thereto from time to time as letter of credit participants and issuers and Barclays Bank PLC, as administrative agent, and the guarantees in respect thereof;

WHEREAS, subject to the terms and conditions hereof, the parties hereto desire to and have agreed to amend the Stock Pledge Agreement to secure the obligations in respect of the Junior Lien Secured Notes, in each case to be designated as and entitled to the benefits of being Junior Stock Secured Debt (as defined in the Collateral Trust Agreement) under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof.
WHEREAS, the sole effect of this Amendment is to secure additional debt of the Company that is permitted by the terms of the Collateral Trust Agreement to be secured by the Collateral and to add references to such debt and the documents governing such debt, and that as such, pursuant to:
(a)    Section 7.1 of the Stock Pledge Agreement;
(b)    Section 7.1 of the Collateral Trust Agreement;
(c)    Article VII of each of the Fourteenth Supplemental Indenture, Fifteenth Supplemental Indenture, Seventeenth Supplemental Indenture, Twentieth Supplemental Indenture and Twenty-Sixth Supplemental Indenture, and Section 902 of the 2013 Indenture; and
(d)    Section 10.8 and 11.1 of the LC Facility Agreement, this Amendment may be entered into by the Company, the other pledgors party hereto and the Collateral Trustee without (i) the consent of the holders of the Notes or the holders of LC Obligations (as defined below) or (ii) direction to the Collateral Trustee by an Act of Required Stock Secured Debtholders (as defined in the Collateral Trust Agreement); and
WHEREAS, unless otherwise indicated, capitalized terms used herein without definition have the meanings ascribed to such terms in the Stock Pledge Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and each other Pledgor signatory hereto hereby agrees with the Collateral Trustee as follows:
1.Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Stock Pledge Agreement.
2.    Amendments to Section 1.1. Section 1.1 of the Stock Pledge Agreement is hereby amended by: (a) amending and restating the defined terms “2013 Indenture,” “Event of Default,” “First Lien Secured Obligations,” “First Lien Secured Parties,” “Junior Lien Secured Obligations,” “Junior Lien Secured Parties,” “Notes,” “Related Document,” “Secured Obligations,” “Secured Parties” and “Supplemental Indentures” in their entirety, and by adding the defined terms “Fifth Amendment,” “First Lien Secured Notes,” “First Priority Indentures,” “First Priority Supplemental Indentures,” “Holder,” “Junior Lien Secured Notes,” “Junior Priority Indentures,” “Junior Priority Supplemental Indentures” and “Note Guarantees,” in each case as set forth below, and (b) deleting the defined terms “Interim Loan Agreement,” “Interim Loan Agreement Guaranty Agreement,” “Interim Loan Agreement Obligations” and “Loan Guarantees” (all other defined terms contained therein remain unchanged and to the extent that definitions contained in this Section 2 conflict with definitions contained in the Stock Pledge Agreement, the definitions contained in this Section 2 shall control):
“2013 Indenture” has the meaning specified in the Fifth Amendment.
“Event of Default” means an Event of Default, as such term is defined in any Indenture, any 2013 Indenture, the LC Facility Agreement or any other First-Priority Stock Lien Document or Junior Stock Lien Document (as such terms are defined in the Collateral Trust Agreement).
“Fifth Amendment” means the Fifth Amendment to Stock Pledge Agreement, dated as of December 1, 2016.
“First Lien Secured Notes” has the meaning specified in the Fifth Amendment.
“First Lien Secured Obligations” means (i) Obligations in respect of the First Lien Secured Notes and the related Note Guarantees and (ii) LC Obligations and obligations under the LC guarantees.
“First Lien Secured Parties” means (i) the Holders of First Lien Secured Notes, (ii) the LC Participants, LC Issuers and Administrative Agent under the LC Facility Agreement and any other holders of LC Obligations, (iii) the Trustee under each Indenture and each 2013 Indenture with respect to First Lien Secured Notes issued thereunder and (iv) the Collateral Trustee with respect to First Lien Secured Notes.
“First Priority Indentures” means, collectively, (i) the 2013 Indenture and (ii) the Base Indenture as severally supplemented by each First Priority Supplemental Indenture.
“First Priority Supplemental Indentures” means the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, the Nineteenth Supplemental Indenture, the Twentieth Supplemental Indenture, the Twenty-Second Supplemental Indenture, the Twenty-Fifth Supplemental Indenture, the Twenty-Sixth Supplemental Indenture, the Twenty-Seventh Supplemental Indenture and all other indentures supplemental to the Base Indenture in respect of which Securities are issued and authenticated that are designated as and entitled to the benefits of being First-Priority Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof.
“Holder” shall have the meaning given to such term in any Indenture or 2013 Indenture.
“Indentures” means, collectively, the First Priority Indentures and the Junior Priority Indentures.
“Junior Lien Secured Notes” has the meaning specified in the Fifth Amendment.

“Junior Lien Secured Obligations” means Obligations in respect of the Junior Lien Secured Notes and the related Note Guarantees.
“Junior Lien Secured Parties” means (i) the Holders of Junior Lien Secured Notes and (ii) the Collateral Trustee with respect to Junior Lien Secured Notes.
“Junior Priority Indentures” means, collectively, the Base Indenture as severally supplemented by each Junior Priority Supplemental Indenture.
“Junior Priority Supplemental Indentures” means the Twenty-Eighth Supplemental Indenture and all other indentures supplemental to the Base Indenture in respect of which Securities are issued and authenticated that are designated as, and entitled to the benefits of, being Junior Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof.
“Notes” means (i) the First Lien Secured Notes and (ii) the Junior Lien Secured Notes.
“Note Guarantees” means the Guarantees of the Company’s obligations under the Indentures, the 2013 Indenture and the Notes.
“Related Document” means the Indentures, the 2013 Indenture, the Notes, the Note Guarantees, the Collateral Trust Agreement, the LC Facility Agreement and Guarantee Agreement.
“Secured Obligations” means (i) the First Lien Secured Obligations and (ii) the Junior Lien Secured Obligations.
“Secured Parties” means (i) the First Lien Secured Parties and (ii) the Junior Lien Secured Parties.
“Supplemental Indentures” means, collectively, the First Priority Supplemental Indentures and the Junior Priority Supplemental Indentures.
3.    Amendments to Section 7.1. Section 7.1 of the Stock Pledge Agreement is hereby amended to delete the words “, Section 11.1 of the Interim Loan Agreement”.
4.    Conditions Precedent. The effectiveness of this Amendment is subject to the Collateral Trustee’s receipt of each of the following:
(a)    this Amendment, duly executed and delivered by the Company, each other Pledgor party hereto and the Collateral Trustee;
(b)    an Officers’ Certificate (as defined in the Collateral Trust Agreement) to the effect that this Amendment will not result in a breach of any provision or covenant contained in any of the Secured Debt Documents (as defined in the Collateral Trust Agreement); and

(c)    an opinion of counsel of the Company to the effect that the Collateral Trustee’s execution of this Amendment is authorized and permitted by the Collateral Trust Agreement.
5.    Reference to Stock Pledge Agreement. The Stock Pledge Agreement and the Related Documents, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Stock Pledge Agreement or the Related Documents, are hereby amended so that any reference therein to the Stock Pledge Agreement, whether direct or indirect, shall mean a reference to the Stock Pledge Agreement as amended hereby.
6.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.
7.    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibitions or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
8.    Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS AMENDMENT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
9.    Limited Effect. Except to the extent specifically amended or modified hereby, the provisions of the Stock Pledge Agreement shall not be amended, modified, impaired or otherwise affected hereby.
10.    Responsibility of the Collateral Trustee. The Collateral Trustee is not responsible for the validity or sufficiency of this Amendment or the recitals contained herein. In no event shall the Collateral Trustee or Registrar (as defined in the Appointment of Registrar Letter dated March 23, 2015 between The Bank of New York Mellon Trust Company, N.A., as registrar (the “Registrar”) be charged with knowledge of the terms of, be subject to, or be required to comply with the Twenty-Eighth Supplemental Indenture. All such responsibilities of the Collateral Trustee shall be as set forth in the Collateral Trust Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.
TENET HEALTHCARE CORPORATION, as a Pledgor

By:	/s/ James E. Snyder III Name: James E. Snyder III Title: Vice President and Assistant Treasurer
AMERICAN MEDICAL (CENTRAL), INC.
AMI INFORMATION SYSTEMS GROUP, INC.
AMISUB (HEIGHTS), INC.
AMISUB (HILTON HEAD), INC.
AMISUB (TWELVE OAKS), INC.
AMISUB OF TEXAS, INC.
BROOKWOOD HEALTH SERVICES, INC.
CORAL GABLES HOSPITAL, INC.
CYPRESS FAIRBANKS MEDICAL CENTER, INC.
FMC MEDICAL, INC.
HEALTHCARE NETWORK CFMC, INC.
HEALTHCARE NETWORK HOLDINGS, INC.
HEALTHCARE NETWORK LOUISIANA, INC.
HEALTHCARE NETWORK MISSOURI, INC.
HEALTHCARE NETWORK TEXAS, INC.
HEALTHCORP NETWORK, INC.
HEALTH SERVICES NETWORK HOSPITALS, INC.
HEALTH SERVICES NETWORK TEXAS, INC.
LIFEMARK HOSPITALS, INC.
ORNDA HOSPITAL CORPORATION
SRRMC MANAGEMENT, INC.
TENET CALIFORNIA, INC.
TENET FLORIDA, INC.
TENET HEALTHSYSTEM MEDICAL, INC.
TENET HEALTHSYSTEM PHILADELPHIA, INC.
TENET PHYSICIAN SERVICES - HILTON HEAD, INC.
VANGUARD HEALTH FINANCIAL COMPANY, LLC
VANGUARD HEALTH HOLDING COMPANY I, LLC
VANGUARD HEALTH HOLDING COMPANY II, LLC
VANGUARD HEALTH MANAGEMENT, INC.
VANGUARD HEALTH SYSTEMS, INC.
VHS OF PHOENIX, INC.
VHS OF MICHIGAN, INC.
VHS VALLEY MANAGEMENT COMPANY, INC.,
each as a Pledgor

[Signature Page to Fifth Amendment to Stock Pledge Agreement]

By:	/s/ James E. Snyder III Name: James E. Snyder III Title: Treasurer
BROOKWOOD BAPTIST HEALTH 1, LLC
VHS VALLEY HEALTH SYSTEM, LLC,
each as a Pledgor

By:	/s/ James E. Snyder III Name: James E. Snyder III Title: Assistant Treasurer

ACCEPTED AND AGREED
as of the date first above written:
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Collateral Trustee
By:    /s/ Teresa Petta
Name:    Teresa Petta
Title:    Vice President

[Signature Page to Fifth Amendment to Stock Pledge Agreement]